                                5275 DTC PARKWAY

                                5275 DTC PARKWAY
                        GREENWOOD VILLAGE, COLORADO 80111

                                  OFFICE LEASE

                                     BETWEEN

                                 5275 DTC, LLC,
                      A COLORADO LIMITED LIABILITY COMPANY
                            (LANDLORD AND/OR LESSOR)

                                       AND

                         CHARTWELL INTERNATIONAL, INC.,
                              A NEVADA CORPORATION

                             (TENANT AND/OR LESSEE)

                               DATE: JUNE 7, 1997

                               OFFICE LEASE INDEX

PARAGRAPH NO.                 PARAGRAPH TITLE                     PAGE NO.
-------------                 ---------------                     --------


  1. Premises..............................................................1

  2. Term..................................................................1

  3. Rent..................................................................1

  4. Expense and Tax Adjustments...........................................1

  5. Character of Occupancy................................................6

  6. Service and Utilities.................................................6

  7. Quiet Enjoyment.......................................................8

  8. Maintenance, Repairs, Alterations and Additions.......................8

  9.  Entry by Landlord....................................................9

  10. Mechanic's Liens.....................................................10

  11. Damage to Property, Injury to Persons................................10

  12. Insurance, Casualty, and Restoration of Premises.....................12

  13. Condemnation.........................................................13

  14. Assignment and Subletting............................................14

  15. Estoppel Certificate.................................................15

  16. Default..............................................................15

  17. Remedies for Default.................................................16

  18. Completion of Premises...............................................19

  19. Removal of Tenant's Property.........................................20

  20. Holding Over.........................................................21

  21. Control of Common Areas; Parking.....................................21

  22. Surrender and Notices................................................22

  23. Acceptance of Premises by Tenant.....................................22

  24. Subordination and Attornment.........................................22

  25. Payments After Termination ..........................................22

  26. Authorities for Action and Notice....................................23

  27. Security Deposit.....................................................23

  28. Miscellaneous........................................................24

  29. Brokerage............................................................27

  30. Rent Schedule........................................................28


  Exhibit A - Plan of Premises ............................A-1

  Exhibit B - Legal Description............................B-1 thru B-2

  Exhibit C - Rules and Regulations........................C-1 thru C-3

  Exhibit D - Work Letter Agreement........................D-1

  Exhibit E - Agreement for Signage........................E-1

  Exhibit F - Agreement for Parking........................F-1 thru F-2

  Exhibit G - Guaranty of Lease............................G-1 - G-5

  Exhibit H - Commencement Letter..........................H-1 thru H-2

                              OFFICE BUILDING LEASE

            THIS LEASE is made this 7th day of June, 1997, between 5275 DTC, LLC, a Colorado limited liability company ("Landlord") and Chartwell International, Inc., A Nevada Corporation ("Tenant").

1.    Premises:

      In consideration of the payment of rent and the keeping and performance by Tenant of the covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain premises designated on the Plan attached hereto as Exhibit "A" (the "Premises"), and by this reference made a part hereof, said Premises consisting of approximately 4,080 rentable square feet of space comprising Suite 150 of the building located at 5275 DTC Parkway (hereinafter called the "Building"), together with a non-exclusive license, subject to the provisions hereof, to use all appurtenances thereto, including, but not limited to, any plazas, common areas and other areas designated by Landlord for use by tenants of the Building. The Building, plazas, common areas, other areas and appurtenances, plus the real property on which the same is situated, being more particularly described on Exhibit "B" attached hereto and by this reference made a part hereof, are hereinafter collectively sometimes called the "Building Complex."

2.    Term:

      The term of this Lease shall commence at 12:01 a.m. on June 14, 1997, and terminate at 12:00 midnight on July 31, 2000, unless sooner terminated pursuant to this Lease (said Thirty-seven month and seventeen day term is hereinafter referred to as the "Primary Lease Term").

3.    Rent:

      Tenant shall pay to Landlord, as rent for the Primary Lease Term, the sum of One Hundred Seventy Nine Thousand Five Hundred Twenty and 00/100 U.S. Dollars ($179,520.00) (the "Base Rent") which sum shall be payable per Paragraph 30 commencing August 1, 1997, and continuing thereafter on the first day of each succeeding calendar month. All Base Rent or other rentals or sums due hereunder shall be paid in advance without notice, abatement, deduction or offset at the office of Landlord or to such other person or at such other place as Landlord may designate in writing. The installments of the Base Rent for the first and last months of the term hereof shall be prorated based upon the number of days during each of said months that the Primary Lease Term is in effect.

4.    Expense and Tax Adjustments:

       A. Definitions: In addition to the terms elsewhere defined in this Lease, the following terms shall have the following meanings with respect to the provisions of this Lease:

            (1) "Base Operating Expense" shall mean an amount equal to the total calendar year 1997 Operating Expenses of the Building Complex. Base Operating Expenses shall reflect the final tax adjustments for 1997.

            (2)   "Rentable Area" shall mean 15,169 square feet.

            (3) "Tenant's Pro Rata Share" shall mean that fraction, the numerator of which is the total number of rentable square feet of the Premises (i.e. 4,080 square feet) and the denominator of which is the Rentable Area, (i.e. 15,169 square feet), and is equal to 26.90%. At such time, if ever, as any space


                                        1

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                  is added to or subtracted from the Premises, Tenant's Pro Rata
                  Share shall be increased or decreased accordingly. If it is determined that the Rentable Area or the rentable square feet of the Premises, are different than as stated in this subparagraph, Landlord shall so notify Tenant and Tenant's Pro Rata Share shall be recalculated accordingly.

            (4) "Lease Year" shall mean each twelve (12) month period beginning with the date the Primary Lease Term commenced, or any anniversary thereof, and ending on the same date one (1) year later. If the Lease Year is not concurrent with a calendar year, then Landlord reserves the right at any time to make all adjustments provided for herein on a calendar year basis, with an appropriate proration for the Lease Years in which such conversion is made and in which the term ends, and "Lease Year" as used in this Paragraph (4) shall thereafter be deemed to refer to "calendar year".

            (5) "Operating Expenses" shall mean all operating expenses of any kind or nature which are necessary, ordinary, or customarily incurred in connection with the operation and maintenance of the Building Complex as determined by Landlord's Accountants. Operating Expenses shall include, but not be limited to:

                  (a) All real property taxes and assessments levied against the Building Complex by any governmental or quasi-governmental authority. The foregoing shall include any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereafter be levied on the Building Complex as a result of the use, ownership or operation of the Building Complex or for any other reason, whether in lieu of or in addition to any current real estate taxes and assessments; provided, however, that any taxes which shall be levied on the rentals of the Building Complex shall be determined as if the Building Complex were Landlord's only property and provided, further, that in no event shall the term "taxes or assessments," as used herein, include any federal, state or local income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals. Expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such taxes or assessments shall be included in such computations (all of the foregoing are collectively referred to herein as the "Taxes"). "Assessments" shall include any and all so-called special assessments, license tax, business license fee, business license tax, commercial rental tax, levy, charge or tax, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building or the Building Complex, or against any legal or equitable interest of Landlord therein. For the purposes of this Lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. If the Building Complex has not been fully assessed as a completed project, for the purposes of computing the Operating Expenses for any adjustment required herein, the Taxes and Assessments shall be increased by Landlord's Accountants in accordance with their estimate of what the assessment will be upon full completion of the Building Complex, including installation of all tenant finish items;

                  (b) Costs of supplies, including but not limited to the cost of "relamping" of building standard tenant lighting as the same may be required from time to time;

                  (c) Costs incurred in connection with obtaining and providing energy for the Building Complex, including but not limited to costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other


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

                        energy sources;

                  (d)   Costs of water and sanitary and storm drainage services;

                  (e)   Costs of janitorial and security services;

                  (f) Costs of general maintenance and repairs, including costs under HVAC and other mechanical maintenance contracts; and repairs and replacements of equipment used in connection with such maintenance and repair work;

                  (g) Costs of maintenance and replacement of landscaping; and costs of maintenance of parking areas, common areas, plazas and other areas used by tenants of the Building Complex.

                  (h) Insurance premiums, including fire and all-risk coverage, together with loss of rent endorsement; public liability insurance; and any other insurance carried by Landlord on the Building Complex or any component parts thereof. All such insurance shall be in such amounts as may be required by any mortgagee of Landlord or as Landlord may reasonably determine;

                  (i) Labor costs, including wages and other payments, costs to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare fringe benefits and all legal fees and other costs or expenses incurred in resolving any labor disputes;

                  (j)   Professional building management fees;

                  (k) Legal, accounting, inspection, and other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or reasonably to improve the operation, maintenance or state of repair of the Building Complex) incurred in the ordinary course of operating the Building Complex;

                  (l) Increases, subsequent to the commencement date of the term hereof, in the debt service payable by Landlord under the first deed of trust or mortgage encumbering the Building Complex as a result of increases in the interest rate above the rate in effect during the first month of the first Lease Year; provided, however, that such increases are not attributable to increases in the principal amount of such loan;

                  (m) The costs of capital improvements and structural repairs and replacements made in or to the Building Complex (including finance costs) in order to conform to any applicable laws, ordinances, rules, regulations, or orders of any governmental or quasi-governmental authority having jurisdiction over the Building Complex (herein, "Required Capital Improvements"); the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Expenses (herein, "Cost Savings Improvements"); and a reasonable annual reserve for all other capital improvements and structural repairs and replacements reasonably necessary to permit Landlord to maintain the Building as a first class office building. The expenditures for Required Capital Improvements and Cost Savings Improvements shall be recovered by Landlord: (i) over the useful life of such capital improvement or structural repair or replacement (as determined by Landlord's Accountants); or (ii) based on the savings realized in each such Lease Year, for Cost Savings Improvements, with interest thereon at the rate of ten percent (10%) per annum, whichever is less; and

                  (m) Costs incurred by Landlord's Accountants in engaging experts or other consultants to assist them in making the computations required hereunder.

            (6)   "Operating Expenses" shall not include:

                  (a) Costs of work, including painting and decorating and tenant change work, which Landlord performs for any tenant or in any tenant's space in the Building other than work of a kind and scope which Landlord would be obligated to furnish to all tenants whose leases contain a rental adjustment provision similar to this one;

                  (b) Costs of repairs or other work occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received;

                  (c) Leasing commissions, advertising expenses, and other costs incurred in leasing space in the Building;

                  (d) Costs of repairs or rebuilding necessitated by condemnation;

                  (e) Any interest on borrowed money or debt amortization, except as specifically set forth above; or

                  (f)   Depreciation on the Building.

            (7) Notwithstanding anything contained herein to the contrary, if any lease entered into by Landlord with any tenant in the Building is on a so-called "net" basis, or provides for a separate basis of computation for any Operating Expenses with respect to its leased premises, then, to the extent that Landlord's Accountants determine that an adjustment should be made in making the computations herein provided for, Landlord's Accountants shall be permitted to modify the computation of Base Operating Expenses, Rentable Area, and Operating Expenses for a particular Lease Year in order to eliminate or otherwise modify any such expenses which are paid for in whole or in part by such tenant. Furthermore, in making any computations contemplated hereby, Landlord's Accountants shall also be permitted to make such adjustments and modifications to the provisions of this Paragraph 4 as shall be reasonably necessary to achieve the intention of the parties hereto.

            (8) "Landlord's Accountants" shall mean that individual or firm employed by Landlord from time to time to keep the books and records for the Building Complex, and to prepare the federal and state income tax returns for Landlord with respect to the Building Complex, all of which books and records shall be certified by an appropriate representative of Landlord.

      B.    Adjustment Mechanism:

            (1) It is hereby agreed that during each Calendar Year Tenant shall pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of the Operating Expenses for such Calendar Year in excess of the Base Operating Expenses, payable monthly, in advance, at the rate of one twelfth (1/12) of Landlord's estimate thereof, on the same date and at the same place Base Rent is payable, with an adjustment to be made between the parties at a later date as hereinafter provided. As soon as practicable following the end of any Calendar Year, but no later than the first day of May, Landlord shall submit to Tenant a statement setting forth the exact amount of the Operating Expenses for the prior Calendar Year just completed and the difference, if any, between the actual Tenant's Pro Rata Share of the Operating Expenses for such Calendar Year just completed in excess of the Base Operating Expenses and the total amount of the estimated payments of Tenant's Pro Rata Share of Operating Expenses which was paid in accordance with this subparagraph for such year. Such statement may also set forth the amount of the estimated Operating Expenses reimbursement for the new Calendar Year or

                  Landlord may provide such information in a separate statement issued to Tenant at such earlier date to coincide with the start of each Calendar Year. To the extent that the actual Tenant's Pro Rata Share of Operating Expenses in excess of the Base Operating Expenses for any period covered by such statement is greater than the estimated amounts previously paid by Tenant during the same period, Tenant shall pay to Landlord the difference in cash within thirty (30) days following receipt of said statement from Landlord. To the extent that the actual Tenant's Pro Rata Share of Operating Expenses for the period covered by the statement is less than the estimated amount which Tenant previously paid during such period, Landlord shall credit the excess against any sums then owing or next coming due from Tenant to Landlord. In addition, until Tenant receives a statement indicating otherwise, Tenant's monthly reimbursement for the new Calendar Year shall continue to be paid at the rate for the previous Calendar Year, but Tenant shall commence payment to Landlord of the monthly installments of reimbursement on the basis of the new statement beginning on the first day of the month following the month in which Tenant receives such statement. If the statement reflects a change in the monthly reimbursement amount, such difference shall be adjusted by increasing or decreasing the first monthly reimbursement payment after the statement is given in order to bring the reimbursement amount for the new Calendar Year current as of such date.

            (2) Tenant's obligation with respect to its Pro Rata Share of the Operating Expenses shall survive the expiration or early termination of this Lease, and subsequent to such expiration or termination Tenant shall pay its Pro Rata Share of the actual Operating Expenses for the portion of the final Lease Year of the Lease during which Tenant was obligated to pay such expenses. If Tenant occupies the demised Premises for less than a full calendar year during the first or last Lease Years of the term hereof, Tenant's Pro Rata Share for such partial year shall be prorated based upon the number of calendar months and days during which Tenant occupied the Premises. Tenant shall pay its Pro Rata Share of any such increase within thirty (30) days following receipt of notice thereof.

            (3) Tenant shall have the right, at any time within ninety (90) days after a statement of actual Operating Expenses for any Calendar Year has been rendered by Landlord as provided herein, at its sole cost and expense, to examine Landlord's books and records relating to the determination of Operating Expenses; provided, however, that Tenant shall give Landlord prior written notice of its intent to exercise such right, the inspection may not take place outside of normal business hours, and Tenant shall not interfere with Landlord's normal business activities. Unless Tenant objects to the rental adjustment within said ninety (90) day period, such statement and adjustment shall be deemed conclusive.

            (4) In the event that the Rentable Area is not filly occupied during any particular Calendar Year, Landlord's Accountants shall adjust those Operating Expenses for the particular Calendar Year, or portion thereof, as the case may be, which are affected by the occupancy rates to reflect an occupancy of not less than ninety-five percent (95%) of all such Rentable Area.

5.    Character of Occupancy:

      A. The Premises are to be used for any legally permitted general office use and for no other purpose without the prior written consent of Landlord.

      B. Tenant shall not use or permit the Premises to be used for any act which will increase the existing rate of insurance upon the Building or the Building Complex, or cause a cancellation of any insurance policy covering the Building, the Building Complex or any part thereof, nor shall Tenant sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by Landlord's insurance policies. Tenant shall not use any apparatus, machinery or device in or about the

            Premises which shall make any noise or set up any vibration which will unreasonably disturb other tenants. Tenant agrees not to connect any apparatus, machinery or device to any mechanical, electrical or other Building system without the prior consent of Landlord. Tenant shall not commit waste or suffer or permit waste to be committed, nor shall Tenant permit any nuisance in or about the Premises.

      C. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances or governmental rules, regulations and requirements now in force or which may hereafter be in force and with the reasonable requirements of any insurer, underwriter or other similar entity now or hereafter relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. Tenant shall be solely responsible for compliance with the provisions of the Americans with Disabilities Act (the "ADA") as it applies to Tenant's business and the Premises. Landlord makes no warranty express or implied that Tenant's intended use of the Premises in suitable or allowable under any applicable governmental code, statute or regulation.

6.    Service and Utilities:

      A. Landlord, in accordance with standards from time to time prevailing for first-class office buildings in the greater Denver, Colorado area, agrees: (1) to furnish water to the Building for use in lavatories and drinking fountains (and to the Premises if the tenant finish plans for the Premises so provide); (2) to furnish during Ordinary Business Hours, as hereinafter defined, such heated or cooled air to the Premises as may, in the judgment of Landlord, be reasonably required for the comfortable use and occupancy of the Premises; (3) to provide a general office janitorial service for the Premises on Monday through Friday, excluding Holidays, as hereinafter defined; (4) to provide such window washing as may, in the judgment of Landlord, be reasonably required; (5) and (6) to cause electric current to be supplied to the Premises for all of Tenant's Standard Electrical Usage, as hereinafter defined, during Ordinary Business Hours. "Tenant's Standard Electrical Usage", as used herein, shall mean and refer to electrical consumption by equipment capable of operating from outlets serviced by less than 20 ampere, single phase, 115 volt circuit breakers installed in the Premises as part of the original tenant finish pursuant to the Work Letter, as defined in Paragraph 18 of this Lease but shall in no event exceed three (3) watts per square foot. "Ordinary Business Hours," as used herein, shall mean 7:00 a.m. to 6:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturdays, Holidays excepted. "Holidays", as used herein, shall mean New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and such other days as may hereafter be established by Landlord.

      B. Tenant shall reimburse Landlord for costs incurred by Landlord for Excess Usage, as hereinafter defined, and for After Hours Usage, as hereinafter defined. "Excess Usage" shall be defined as any usage by Tenant of electricity (1) in an amount in excess of Tenant's Standard Electrical Usage; or (2) for "Special Equipment," which, as used herein, shall mean: (a) any equipment with power requirements other than that defined as Tenant's Standard Electrical Usage; or
            (b) self-contained heating, ventilation and air conditioning ("HVAC") equipment; or (c) equipment that requires the use of self-contained HVAC units. Prior to the installation of Special Equipment or any other Excess Usage, Tenant shall notify Landlord and shall obtain Landlord's consent therefor. Monthly charges for Excess Usage shall be determined on the basis of the amount of power required for such Excess Usage, in kilowatt hours, as determined by Landlord, multiplied by the then-current average kilowatt hour cost ("AKWHC") for the Building Complex. AKWHC will be determined by Landlord by totalling the electricity charges for the Building Complex for the preceding twelve month period and dividing that sum by the number of kilowatt hours of electricity consumed during the same period. Tenant shall be billed monthly for Excess Usage and shall pay such charges monthly as Additional Rent. In addition to the foregoing, Tenant, at Tenant's option, at the time of notice to Landlord of Excess Usage, or at any time thereafter, may request Landlord, at Tenant's sole cost and expense, to install a check meter or flow meter to assist in determining the cost to Landlord of Tenant's Excess Usage.

      C.

      D.    (1)   If Tenant requires janitorial services other than those
                  required to be provided to other tenants of the Building
                  Complex generally, Tenant shall separately pay for such services monthly as Additional Rent upon billing by Landlord, or Tenant shall, at Landlord's option, separately contract for such services with the same company furnishing janitorial services to Landlord. Notwithstanding the foregoing, Tenant shall have the right, subject to Landlord's prior written consent and to such rules, regulations and requirements as Landlord may impose (including but not limited to the requirement that such janitors belong to a trade union), to employ Tenant's own janitors to perform such additional services.

            (2) Tenant agrees that Landlord shall not be liable for failure to supply any heating, air conditioning, elevator, electrical, janitorial, lighting or other services during any period when Landlord uses reasonable diligence to supply such services, or during any period when Landlord is required to reduce or curtail such services pursuant to any applicable laws, rules or regulations now or hereafter in force or effect, it being understood that Landlord may discontinue, reduce or curtail such services, or any of them (either temporarily or permanently), at such times as may be necessary by reason of accident, unavailability of employees or materials at reasonable cost, repairs, alterations, improvements, strikes, lockouts, riots, acts of God, application of applicable laws, statutes, rules and regulations, or due to any other happening beyond the control of Landlord. In the event of any such interruption, reduction or discontinuance of Landlord's services (either temporarily or permanently), Landlord shall not be liable for damages to persons or property as a result thereof, nor shall the occurrence of any such event in any way be construed as an eviction of Tenant, or cause or permit an abatement, reduction or setoff of rent, or operate to release Tenant from any of Tenant's obligations hereunder.

      E. Whenever machines or equipment which generate heat either as a prime purpose or as an incidental effect and which affect the temperature otherwise maintained by the air conditioning system are used by Tenant in the Premises, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the costs therefor, including the costs of installation, operation and maintenance thereof, shall be paid by Tenant as Additional Rent upon demand by Landlord.

7.    Quiet Enjoyment:

      Subject to liens, covenants, easements and restrictions of record, Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the term of this Lease so long as Tenant complies with the provisions hereof.

8.    Maintenance, Repairs, Alterations and Additions:

      A.    Maintenance and Repairs:

            (1) Landlord shall maintain the Building, and all other portions of the Building Complex not the obligation of Tenant or any other tenant in the Building, in good order, condition and repair.

            (2) Except for services furnished by Landlord pursuant to Paragraph 6 hereof, Tenant shall, at Tenant's sole cost and expense, maintain the Premises in good order, condition and repair, ordinary wear and tear excepted, including without limitation: the interior surfaces of the ceilings, walls and floors; all doors and interior windows; and all plumbing pipes, electrical fixtures, furnishings and equipment.

            (3) In the event that Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are required to so maintain the Premises. In the event that Tenant fails to commence such work promptly upon demand by Landlord, and diligently prosecute it to completion, then Landlord shall have the right, but shall not be required, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with Tenant's use of the Premises as a result of performing any such work.

            (4) Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

      B.    Alterations and Additions:

            (1) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord, which consent shall not be withheld unreasonably. Landlord may condition its consent to any alterations, additions or improvements upon such reasonable requirements as Landlord may deem necessary in its sole discretion, including without limitation the manner in which the work is done, the right to approve the contractor by whom the work is to be performed, and the times during which the work is to be accomplished.

            (2) All alterations and additions to the Premises including, by way of illustration but not limitation, all partitions, paneling, carpeting, drapes, other window coverings, and light fixtures (but not including movable office furniture not attached to the Building) shall, upon completion or installation, be deemed to be a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of said term, whether by lapse of time or otherwise. Notwithstanding the foregoing, Landlord, by notice given to Tenant no later than thirty (30) days after the end of the term, may elect to have Tenant remove any or all of such alterations or additions, and, in such event, Tenant shall promptly, at its sole cost and expense, remove such alterations and additions and shall restore the Premises to their condition prior to the making of the same, reasonable wear and tear excepted. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

            (3) If Landlord authorizes persons requested by Tenant to perform any alterations, repairs, modifications or additions to the Premises, then, prior to the commencement of any such work, Tenant shall upon request deliver to Landlord such payment and performance bonds or other security as Landlord may require, and certificates issued by insurance companies qualified to do business in the State of Colorado, evidencing that Workmen's Compensation, public liability insurance and property damage insurance, all in amounts, with companies and on forms satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord as an additional insured. Each such certificate shall provide that the insurance policy may not be canceled or modified without thirty (30) days' prior written notice to Landlord. Further, Tenant shall permit Landlord to post notices in the Premises in locations which will be visible by persons performing any work on the Premises stating that Landlord is not responsible for the payment for such work and setting forth such other information as Landlord may deem necessary. All Tenant alterations, repair and maintenance work shall be performed in such a manner as not to interfere with, delay, or impose any additional expense upon Landlord in the maintenance or operation of the Building or upon other tenant's use of their premises.

9.    Entry by Landlord:

      Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of: (1) examining or inspecting the same;
      (2) supplying janitorial services and any other services to be provided by Landlord or Tenant hereunder; (3) showing the same to prospective purchasers or tenants of the Building; and (4) making such alterations, repairs, improvements or additions to the Premises or to the Building of which they are a part as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key without liability to Tenant, except for any failure to exercise due care for Tenant's property, and without affecting this Lease. If during the last month of the term hereof, Tenant shall have removed substantially all of its property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of rent and without incurring liability to Tenant for any compensation. Such entry shall not be construed as a manifestation by the Landlord of an intent to terminate this Lease. Landlord, during the entire term of this Lease, shall have the right, upon ninety (90) days' prior written notice to Tenant, to change the number, designation or name of the Building without liability to Tenant. Tenant shall not, without the prior consent of Landlord, change the locks or install additional locks on any entry door or doors to the Premises.

10.   Mechanic's Liens:

      Tenant shall pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Premises of a character which will or may result in liens on Landlord's interest therein. Tenant will keep the Premises and Building Complex free and clear of all mechanic's liens and other liens on account of work done or claimed to have been done for Tenant or persons claiming under it. Tenant hereby agrees to indemnify Landlord for, save Landlord harmless from, and defend Landlord against all liability, loss, damage, costs or expenses, including attorneys' fees and interest incurred on account of any claims of any nature whatsoever, including lien claims of laborers, materialmen, or others for work actually or allegedly performed for, or for materials or supplies actually or allegedly furnished to Tenant or persons claiming under Tenant. Should any liens be filed or recorded against the Premises or any portion of the Building Complex, or should any action affecting the title thereto be commenced, Tenant shall cause such liens to be removed of record within five (5) days after notice from Landlord. If Tenant desires to contest any claim of lien, Tenant may do so only if within such five (5) day period Tenant posts adequate security with a court of competent jurisdiction and obtains an order discharging the lien of record, as then provided by the Colorado mechanics' lien statute.

      If a final judgment is entered establishing the validity or existence of any lien for any amount which lien has not been discharged or bonded off as hereinabove required, Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any charge for which a mechanic's lien or suit to foreclose the lien has been recorded or filed, and shall not have caused the same to be released of record, Landlord may (but without being required to do so) pay such lien or claim and any costs, and the amount so paid, together with reasonable attorneys fees incurred in connection therewith, shall be immediately due from Tenant to Landlord as Additional Rent.

11.   Damage to Property, Injury to Persons:

      A. Tenant hereby indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims of liability for any injury (including death) or damage to any person or property whatsoever: (1) occurring in, on or about the Premises or any part thereof; or (2) occurring in or about the Building Complex, when such injury or damage is caused in whole or in part by the act, neglect, fault or omission to act on the part of Tenant, its agents, contractors, employees, or invitees. Tenant further indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, employees or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred as a result of any such claim or any action or proceeding brought thereon. Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Building Complex, and to tenants or occupants thereof, caused by Tenant's misuse or neglect of the Premises or any portion of the Building Complex.

      B. Neither Landlord nor its agents shall be liable for any damage, including resulting loss of use and additional expenses, to property entrusted to Landlord, its agents or employees, or the building manager, if any, nor for the loss or damage, including resulting loss of use and additional expenses, to any property by theft or otherwise, by any means whatsoever, nor for any injury (including death) or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or from any other place, or resulting from dampness or any other cause whatsoever; provided, however, that nothing contained herein shall be construed to relieve Landlord from liability for any personal injury resulting from its negligence or that of its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light, view or other incorporeal hereditament. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building, or of defects therein or in the fixtures or equipment. Neither Landlord nor its agents shall be liable for any loss, cost, damage, bodily injury (including death) or personal injury arising or resulting from the criminal activities of third persons.

      C. In case any action or proceeding is brought against Landlord by reason of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or of its agents or employees, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

      D. Landlord, its agents and employees shall not be liable, and Tenant hereby waives its rights, if any, to claim for any damage or loss as a result of any failure of the Building to comply strictly with the ADA as it applies to the Building. Tenant hereby agrees to save, hold harmless and defend Landlord from any claims, suits or liabilities made against the Landlord by any of Tenant's existing or prospective clients, employees, agents, servants or invitees as a result of or in connection with any non-compliance of the Building with the ADA. In the event of any failure of the Building to comply with the ADA, if such alleged defect was not apparent at the date of execution hereof, and if such failure substantially interferes with the operation of Tenant's business in the Premises, Tenant's sole remedy shall be for termination of this Lease, provided that, Tenant shall have no claim for termination of this Lease based on the non-compliance with the ADA by the Building unless Tenant (i) promptly gives notice of any such non-compliance and allows Landlord a reasonable time to correct any such non-compliance, and (ii) if such compliance is not effected within a reasonable time, Tenant gives no less than ninety (90) days prior written notice of the termination date, Tenant actually vacates the Premises on or before such termination date, and Tenant is in compliance with its obligations under this Lease on the date the notice is given and on the termination date.

            In case any claim, demand, action or proceeding is made or brought against Landlord, its agents or employees, as a result of Tenant's default or alleged default of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, omission or negligence of Tenant, its agents or employees, or which gives rise to Tenant's obligation to indemnify Landlord, Tenant shall be responsible for all costs and expenses, including but not limited to reasonable attorney's fees incurred in defending or prosecution of the same, as applicable.

      E. TENANT'S INSURANCE. Tenant shall, at its own cost, at all times during the term of this Lease and any extensions hereof, procure and maintain all risk insurance for hazard, fire and extended coverage on Tenant's Property and the contents of the Premises in an amount equal to full replacement cost thereof with a deductible of no more than $2,500.00 workers' compensation and employers' liability insurance in the minimum statutory amount and including a waiver of subrogation in favor of the Landlord and Landlord's insuror, and comprehensive general liability insurance on an occurrence basis, including coverage for bodily injury, broad form property damage, personal injury (employee and contractual liability exclusions deleted), products and completed operations, contractual liability, owner's protective liability, host liquor legal liability and cross liability with the following limits of liability: One Million Dollars ($1,000,000.00) combined single limit for each occurrence of bodily injury, property damage and personal injury; Two Million Dollars ($2,000,000.00) aggregate for bodily injury and property damage for products and completed operations. Tenant shall further, at its own cost, at all times during the term of this Lease and any extensions hereof, procure and maintain insurance for automobile liability including coverage for bodily injury, property damage and personal injury for owned, hired and non-owned autos with the following limits of liability: One Million Dollars ($1,000,000.00) combined single limit for each occurrence of bodily injury, property damage and personal injury. Tenant shall also maintain business interruption insurance in an amount sufficient to reimburse Tenant for direct and indirect loss of earnings attributable to prevention of access to the Building or Premises as a result of such perils, and such other forms and amounts of insurance as Landlord or its mortgagee may reasonably require from time to time. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in the State where the Premises are located, with general policyholder's ratings of not less than "A-" and a financial rating of not less than "XI" in the most current available Best's Insurance Reports, and shall be otherwise reasonably satisfactory to Landlord. All such policies shall name Landlord and Landlord's property management agent as additional insureds, and shall provide that the same may not be canceled or altered except upon thirty (30) days prior written notice to Landlord. All insurance maintained by Tenant shall be primary to any insurance provided by Landlord. Tenant shall provide certificate(s) of such insurance to Landlord prior to occupancy of the Premises and commencement of the Lease term and at least thirty (30) days prior to the annual renewal date thereof and upon request from time to time and such certificate(s) shall disclose that such insurance names Landlord and Landlord's designated property management agent as an additional insured, in addition to the other requirements set forth herein. The limits of such insurance shall not, under any circumstances, limit the liability of Tenant hereunder.

            Should Tenant fail to procure such insurance within the time period hereinbefore specified, Landlord may, at its option, but Landlord shall have no obligation to do so, procure such insurance and pay the premiums therefor and Tenant agrees to reimburse Landlord for the cost thereof plus interest thereon at the rate of eighteen percent (18%) per annum (but in no event in excess of the maximum rate permitted under law), as Additional Rent on the first day of the calendar month following the rendition of the bill or bills therefor and Landlord shall have the same rights and remedies in enforcing the payment of such additional rent as in the case of Tenant's failure to pay the rent herein reserved.

12.   Insurance, Casualty, and Restoration of Premises:

      A. LANDLORD'S INSURANCE. Landlord agrees to carry and maintain the following insurance during the term of this Lease and any extension hereof general public liability insurance against claims for personal injury, including death and property damage in or about the Premises and the Building or the Building Complex (excluding Tenant's Property), such insurance to be in an amount not less than One Million Dollars ($1,000,000.00) combined single limit. Such insurance may expressly exclude property paid for by tenants or paid for by Landlord for which tenants have reimbursed Landlord located in, or constituting a part of the Building or the Building Complex. Such insurance shall afford coverage for damages resulting from (a) fire, (b) perils covered by extended coverage insurance, and (c) explosion of steam and pressure boilers and similar apparatus located in the Building or the Building Complex. Landlord may carry such other additional insurance coverage as Landlord or Landlord's mortgagee deems appropriate including coverage for loss of rents. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in the State where the Premises are located, with general policyholder's ratings of not less than "A-" and a financial rating of not less than "XI" in the most current available Best's Insurance Reports.

      B. In the event that the Premises or the Building is damaged by fire or other insured casualty and insurance proceeds in an amount sufficient to repair the damages have been made available therefor by the holder or holders of any mortgages or deeds of trust encumbering the Building Complex, the damage shall be repaired by and at the expense of Landlord to the extent of such available insurance proceeds, provided that such repairs and restoration can, in Landlord's sole opinion, be made within one hundred eighty (180) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs and restoration are completed the rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business. (But there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less.) If the damage is due to the fault or neglect of Tenant or its employees, agents or invitees, there shall be no abatement of rent. Landlord agrees to notify Tenant within sixty (60) days after such casualty if it estimates that it will be unable to repair and restore the Premises or Building within said one hundred eighty
            (180) day period. Such notice will set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. If Landlord estimates it cannot make such repairs and restoration within said one hundred eighty (180) day period, then either party, by written notice to the other, may cancel this Lease as of the date of occurrence of such damage, provided that such notice is given to the other party within fifteen (15) days after Landlord notifies Tenant of the estimated time for completion of such repairs and restoration. If no notice is given by Tenant evidencing its intent to terminate this Lease, this Lease shall continue in effect and the rent shall be apportioned in the manner provided above.

      C. Except as provided in this Paragraph, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any repairs, alterations or improvements in or to the fixtures, appurtenances and equipment in the Building Complex. Tenant understands that the Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease, and agrees that Tenant shall be obligated promptly to repair any damage thereto or to replace the same. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of removable improvements installed in the Premises by or for Tenant.

      D. In case sufficient insurance proceeds are unavailable, or the Building throughout shall be so injured or damaged, whether by fire or otherwise (though said Premises may not be affected, or if affected, can be repaired within said one hundred eighty (180)
            days), that Landlord, within sixty (60) days after the happening of such injury, shall decide not to reconstruct or rebuild said Building, then, notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the rent, properly apportioned up to said date, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be freed and discharged from all further obligations hereunder. A total destruction of the Building shall automatically terminate this Lease.

      E. Landlord and Tenant hereby waive any and all rights of recovery against one another and their officers, agents and employees for damage to real or personal property, including resulting loss of use and additional expenses, occurring as a result of the use or occupancy of the Premises or the Building Complex to the extent of insurance coverage which would be included in a standard "all-risk" or special form policy of property insurance. Landlord and Tenant each agree that all policies of insurance obtained by them pursuant to the provisions of this Lease shall contain endorsements or provisions waiving the insurer's rights of subrogation with respect to claims against the other, and, unless the policies permit waiver of subrogation without notice to the insurer, each shall notify its insurance companies of the existence of the waiver and indemnity provisions set forth in this Lease.

13.   Condemnation:

      If any portion of the Premises which materially affects Tenant's ability to continue to use the remainder thereof for the purposes set forth herein, or if any portion of the Building, the loss of which renders the Premises untenantable, is taken by right of eminent domain or in condemnation, or is conveyed in lieu of any such taking, then this Lease may be terminated at the option of either Landlord or Tenant. Such option shall be exercised by either party giving notice to the other of such termination within thirty (30) days after such taking or conveyance; whereupon this Lease shall forthwith terminate and the rent shall be duly apportioned as of the date of such taking or conveyance. Upon such termination, Tenant shall surrender to Landlord the Premises and all of Tenant's interest therein under this Lease, and Landlord may re-enter and take possession of the Premises or remove Tenant therefrom. If any portion of the Premises or of any area appurtenant thereto is taken which does not materially affect Tenant's right to use the remainder of the Premises for the purposes set forth herein, this Lease shall continue in full force and effect and Landlord shall promptly perform any repair or restoration work required to restore the Premises, insofar as possible, to its former condition, and the rental owing hereunder shall be adjusted, if necessary, in such just manner and proportion as the part so taken (and its effect on Tenant's ability to use the remainder of the Premises) bears to the whole. In the event of taking or conveyance as described herein, Landlord shall receive the entire award or consideration for the lands, improvements and the leasehold so taken. Tenant shall have no rights to any such condemnation award.

14.    Assignment and Subletting:

      A. Tenant shall not permit any part of the Premises to be used or occupied by any persons other than Tenant and the employees of Tenant, nor shall Tenant permit any part of the Premises to be used or occupied by any licensee or concessionaire, or permit any persons to be upon the Premises other than Tenant, and employees, customers and others having lawful business with Tenant. Tenant shall not assign this Lease, or sublet or part with the possession of all or part of the Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, provided that: (1) Tenant shall use Landlord approved forms and shall pay to Landlord a fee of $500.00 per occurrence to compensate Landlord and Landlord's agent for their services in effecting a Sublease or Assignment; (2) The Base Rent shall not be less than the prevailing market rate the Landlord would charge for comparable space; (3) such consent to any assignment or subletting shall not relieve the Tenant from its obligations as primary obligor (and not as surety or guarantor) for the payment of all rental due hereunder, and for the full and faithful observance and performance of the covenants, terms and conditions herein contained; (4) the proposed subtenant or assignee is engaged in a business and the Premises will be used in a manner which is in keeping with the then standards of the Building; (5) the proposed subtenant or assignee is a reputable party of reasonable financial worth in light of the responsibilities involved, and Tenant shall have provided Landlord with reasonable proof thereof;
            (6) Tenant is not in default hereunder at the time it makes its request for such consent; and, (7) sublessee is a parent or affiliate. The sale of all or a majority of the stock of Tenant, if Tenant is a corporation, or the sale of all or a majority of the ownership interest in Tenant, if Tenant is a partnership, or the sale of all or substantially all of the assets of Tenant, shall constitute an assignment of the Lease for purposes of this Paragraph. Consent of the Landlord to an assignment or subletting shall not in any way be construed to relieve the Tenant from obtaining the consent of the Landlord to any further assignment or subletting. Subletting or assignment by subtenants or assignees shall not be permitted under any circumstances.

      B. Notwithstanding the provisions of Paragraph 14A, if Tenant requests Landlord's consent to an assignment of this Lease or to a subletting of the whole or any part of the Premises, Tenant shall submit to Landlord the information required in Paragraph 14A above. Upon receipt of such request and information from Tenant, Landlord shall have the right, exercisable by notice in writing within fourteen
            (14) days after such receipt, to terminate this Lease if the request is to assign this Lease or to sublet all of the Premises or, if the request is to sublet more than twenty percent (20%) of the Premises, to terminate this Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such right, which shall be not more than thirty (30) days following the giving of such notice. If Landlord exercises such right, Tenant shall surrender possession of the entire Premises or of the portion which is the subject of the right, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises at the expiration of the term. If this Lease shall be canceled as to a portion of the Premises only, the Base Rent and other charges payable by Tenant under this Lease shall be abated proportionately. If Landlord gives such notice of termination, Tenant may withdraw its request for consent to assignment or subletting by delivering written notice of such withdrawal prior to the termination date set forth in Landlord's notice, and this Lease shall remain in full force and effect.

      C. In the event that Landlord does not exercise its rights as provided in Paragraph 14B, all documents utilized by Tenant to evidence any subletting or assignment to which Landlord has consented shall be subject to prior approval by Landlord or its counsel. Tenant shall pay on demand all of Landlord's costs and expenses, including reasonable attorney's fees, incurred in determining whether or not to consent to any requested sublease or assignment and in reviewing and approving such documentation. Further, Tenant shall pay to Landlord fifty percent (50%) of the excess of the per square foot rent received by Tenant over the per square foot rent then being paid by Tenant to Landlord. If the Premises is sublet in its entirety or if this Lease is assigned, any rights of Tenant to renew this Lease or to lease additional space in the Building shall be extinguished thereby, and will not be transferred to the subtenant or assignee.

      D. Notwithstanding anything to the contrary contained in this Lease, if a trustee in bankruptcy is entitled to assume control over Tenant's rights under this Lease, and assigns such rights to any third party, the Base Rent to be paid hereunder by such party shall be increased to the then current Base Rent (if greater than then being paid for the Premises) which Landlord would charge for comparable space in the Building as of the date of such third party's occupancy of the Premises.

      E. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to assign this Lease or sublet any portion of the Premises during any period that all or any portion of the Base Rent is abated.

15.   Estoppel Certificate:

      Tenant agrees, at any time and from time to time, upon not less than ten
      (10) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord, or to any third party designated by Landlord, an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), the date to which the rent and other charges have been paid in advance, if any, and such other matters as are reasonably requested by Landlord, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by Landlord and by any prospective purchaser of all or any portion of Landlord's interest herein, or a holder or prospective holder of any mortgage or deed of trust encumbering the Building Complex. Tenant's failure to deliver such statement within such time shall constitute an event of default (as that term is defined elsewhere in this Lease) and shall conclusively be deemed to be an admission by Tenant of the matters set forth in the request for an estoppel certificate.

16.   Default:

      The happening of any one or more of the following events shall constitute an "event of default":

      A. Tenant shall fail to pay when due any installment of Base Rent, Additional Rent or other charge, including the Expense Adjustments set forth in Paragraph 4 of this Lease, and such default shall continue for three (3) days after receipt of written notice from Landlord; provided, however, that Tenant shall not be entitled to more than one (1) notice of a delinquency in a monetary obligation during any Lease Year, and if thereafter any rent or other amount owing hereunder is not paid when due, a default shall be considered to have occurred even though no notice thereof is given; or Tenant shall fail to procure the release of any mechanic's lien as set forth in Paragraph 10;

      B. Tenant shall vacate or abandon the Premises, or shall not continually operate its business in the Premises during Ordinary Business Hours and such cessation or curtailment of operations occurs for more than ten (10) days;

      C. This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party except in a manner permitted herein;

      D. This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof;

      E. Tenant or any guarantor of this Lease shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they mature;

      F. Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant or any guarantor of this Lease shall be instituted against Tenant or such guarantor, or a receiver or trustee of all or substantially all of the property of Tenant or any guarantor of this Lease shall be appointed, and such proceeding shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment.

      G.    Tenant shall fail to take possession of the Premises within thirty
            (30) days of the commencement of the Primary Lease Term;

      H. Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such nonperformance shall continue for a period of thirty (30) days after notice thereof by Landlord to Tenant.

17.   Remedies for Default:

      A. Upon the happening of any event of default as hereinabove described, Landlord shall have the right, at its election, then or at any time thereafter and while any such event of default shall continue, either:

            (1) To give Tenant written notice of intention to terminate this Lease on the date of the notice or on any later date specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease shall be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term herein originally demised; or

            (2) To re-enter and take possession of the Premises or any part thereof, and repossess the same as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either using such force for such purposes as may be necessary, without being liable for prosecution therefor, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to re-enter as provided in this subparagraph (2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its uncontrolled discretion, may determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving Tenant written notice to that effect, in which event the Lease will terminate as specified in said notice.

      B. In the event that Landlord does not elect to terminate this Lease as permitted in subparagraph A.(1) of this Paragraph, but on the contrary, elects to take possession as provided in subparagraph A.
            (2)hereof, Tenant shall pay to Landlord (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting Landlord's reasonable expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses or preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith will be made in determining the net proceeds from such reletting. Any rent concessions will be apportioned over the term of the new lease. Tenant shall pay such rent and other sums to Landlord monthly on the days on which the rent would have been payable hereunder if possession had not been retaken, and Landlord shall be entitled to receive the same from Tenant on each such day.

      C. Nothing herein shall preclude Landlord at its election from recovering, at a minimum, the fair rental value of the Premises as damages for the failure of Tenant to pay the agreed upon rentals.

      D. In the event that this Lease is terminated (except as provided in the paragraphs on casualty or condemnation), Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums which would have been owed by Tenant hereunder for the balance of the term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event that this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant, as damages for the loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the amount, if any, by which the aggregate of the rent and all other sums payable by Tenant hereunder which would have accrued for the balance of the term exceeds the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only Base Rent, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term, both discounted to present worth at the rate of eight percent (8%) per annum.

      E. Suit or suits for the recovery of the amounts and damages set forth herein may be brought by Landlord, from time to time, at Landlord's election; and nothing herein shall be deemed to require Landlord to await the date that this Lease or the term hereof would have expired had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in connection with collecting any amounts and damages owed by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, shall also be recoverable by Landlord from Tenant. Landlord and Tenant agree that any action or proceeding arising out of this Lease shall be heard by the court sitting without a jury, and they hereby waive all rights to trial by jury. In the event of default, in addition to all other remedies therefor, Landlord shall be entitled to receive from Tenant all sums the payment of which may previously have been waived by Landlord, or which may have been paid by Landlord, pursuant to any agreement by Landlord to grant Tenant a rental abatement or other monetary inducement or concession, including any tenant finish allowance and all other payments made by Landlord to or on behalf of Tenant, together with interest on such amounts at the rate of twenty-one percent (21%) per annum, from the date or dates such amounts were paid by Landlord or would have been due from Tenant but for the abatement, until finally paid or repaid.

      F. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease; but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions hereof which require observance or performance by Landlord or Tenant subsequent to termination.

      G.    (1)   Nothing contained in this Paragraph 17 shall limit or
                  prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount is greater than, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Paragraph 17.

            (2) Notwithstanding anything in this Paragraph 17 to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as specified in subparagraphs 16E and 16F above, shall be considered to be an event of default only when such proceeding, action or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease or by or against any person or entity then liable under any guaranty of this Lease.

      H. LATE CHARGES: Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if an installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days of when due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      I. INTEREST DUE. If any amount due from Tenant to Landlord hereunder whether it be rental or other charges, is not paid within five (5) days of when due, Tenant shall pay Landlord an amount equal to eighteen percent (18%) per annum of the total amount due Landlord, from the original due date until paid. Interest charges shall be in addition to, and not in substitution of, late charges imposed.

      J. RENTAL PAYMENTS AND CHECK CHARGES. All payments of rent and other charges under this Lease shall be made by Tenant in a negotiable instrument form for which there are immediately available funds. Unless previously agreed by Landlord, no such payments shall be made in cash. If Tenant has, for any payment made in connection with this Lease, tendered a check or other negotiable instrument which has been dishonored, any or all future payments hereunder, if requested by Landlord, shall be made by Tenant in cashiers check or other certified funds. If Tenant is in default, and late charges have been incurred with regard to the payment(s) then outstanding, if requested by Landlord, the payment to cure such default shall be made by Tenant in cashiers check or other certified funds.

18.   Completion of Premises:

      A. Landlord has agreed to complete the Premises as more fully set forth in the work letter (the "Work Letter") to be executed between Landlord and Tenant and attached hereto as Exhibit "D" and incorporated herein. Other than as set forth in the Work Letter, Landlord shall have no obligation for the completion of the Premises, and Tenant shall accept the Premises in their condition as of the date of the commencement of the Lease term, except for those items set forth in a written communication received by Landlord as described in Exhibit D. In any event, Landlord shall not have any obligation for the repair or replacement of any portions of the interior of the Premises which are damaged or wear out during the term hereof, regardless of the cause therefor, except if the cause is attributable to the negligence or fault of Landlord. If the Premises are not ready for occupancy on the date upon which the term hereby demised is to begin, unless the delay is caused by Tenant or its agents or employees, the rent under this Lease shall not commence until the Premises are ready for occupancy, whereupon this Lease, and all of the covenants, conditions and agreements herein contained, shall be in full force and effect; and the expiration of the term hereof shall be postponed for an equivalent period of time. Such postponement of rent for the period prior to the delivery to Tenant of the Premises ready for occupancy shall be in full settlement of all claims which Tenant might otherwise have by reason of said Premises not being ready for occupancy on the date specified in Paragraph 2. Tenant may occupy the Premises prior to the commencement of the Lease term, provided that: (a) it has obtained Landlord's prior written consent thereto; (b) it will not in any way hinder the tenant improvement work, if any, to be performed by Landlord, and will cooperate with all reasonable requests of workers and Landlord in conjunction therewith; and (c) the rent for such period shall be at the monthly rate (prorated accordingly) set forth in Paragraph 3 hereof. Upon Tenant's occupancy of the Premises all of the provisions of this Lease shall be in full force and effect. "Ready for occupancy", as that term is used herein, shall mean the date that Landlord shall have substantially completed the Premises or any remodeling work to be performed by Landlord to the extent agreed to in the Work Letter. The certificate of the architect (or other representative of Landlord) in charge of supervising the completion or remodeling of the Premises shall control conclusively the date upon which the Premises are ready for occupancy and the obligation to pay rent begins as aforesaid. In addition to the foregoing, if Landlord is delayed in delivering the Premises to Tenant due to the failure of a prior occupant to vacate the same, then the rent and term shall also be postponed as hereinabove set forth, and such postponement shall be in full settlement of all claims which Tenant may otherwise have by reason of the delay of delivery.

      B. If, as a result of the postponement of the commencement of the Primary Lease Term, the Primary Lease Term would begin other than on the date set forth in Paragraph 2 hereof, the commencement date shall be postponed and Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month, and all other terms and conditions of this Lease shall be in force and effect during such partial month. As soon as the term commences, Landlord and Tenant shall execute an addendum to this Lease, which may be requested by either party, setting forth the exact dates of commencement and expiration of the Primary Lease Term. Notwithstanding the provisions set forth in this Paragraph, and except for circumstance beyond Landlord's control, if Landlord is unable to deliver possession of the Premises within ninety (90) days of the commencement date set forth in Paragraph 2 hereof, then Tenant shall have the right to terminate this Lease upon written notice to Landlord.

19.   Removal of Tenant's Property:

      All movable furniture and personal effects of Tenant not removed from the Premises upon the vacation or abandonment thereof or upon the termination of this Lease for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account therefore; and Tenant shall pay Landlord for all expenses incurred in connection with the disposition of such property.

20.   Holding Over:

      Should Tenant hold over after the termination of this Lease and continue to pay rent, and should Landlord accept such rent, without any express written agreement as to such holding over, Tenant shall become a tenant from month-to-month only upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy, but any such holding over shall not constitute an extension of this Lease. During such holding over Tenant shall pay rental equal to two hundred percent (200%) of the last monthly rental rate and the other charges as provided herein. Such tenancy shall continue until terminated by Landlord as provided by law or until Tenant shall have given to Landlord a written notice at least thirty
      (30) days prior to the intended date of termination of such monthly tenancy of Tenant's intention to terminate such tenancy. Nothing contained herein shall be construed as requiring Landlord to accept any rental tendered by Tenant after the expiration of this Lease.

21.   Control of Common Areas; Parking:

      A. All automobile parking areas, driveways, entrances and exits thereto and other facilities furnished by Landlord, including all parking areas, truck way or ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways and other areas and improvements provided by Landlord both inside and outside the Building (all of the foregoing are hereinafter collectively referred to as "Common Areas") for the general use in common of tenants, their officers, employees, agents, invitees, licensees, visitors and customers (all of the foregoing are hereinafter collectively referred to as "Permitted Users"), shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right at any time and from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such Common Areas. Landlord shall have the right to construct, maintain and operate lighting facilities within the Common Areas; to employ personnel to operate and maintain the Common Areas; to change at any time and from time to time the area, level, location and arrangement of parking areas and other Common Areas; to restrict parking and impose parking charges; to close all or any portion of the Common Areas to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a public dedication thereof or the accrual of any rights therein to any person or the public; to discourage parking by other than Permitted Users; and to do and perform such other acts in and to the Common Areas as, in the use of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by the Permitted Users. Reference in this section to parking areas shall in no way be construed as giving Tenant any rights or privileges in connection with such parking areas unless such rights or privileges are expressly set forth herein. All reasonable expenses incurred by Landlord in the maintenance and operation of the Common Areas shall be included in the definition of Operating Expenses.

      B. Landlord shall not be responsible for unauthorized use of parking spaces and may, at Landlord's sole option, relocate Tenant's parking spaces to a suitable alternative parking area during repair or reconstruction of the Building Complex parking areas. If at any time Landlord is prevented by circumstances beyond its control from providing the number of parking spaces specified, Tenant shall be entitled to a proportionate abatement of the parking space rental owed, and to no other claim or remedy. If Landlord installs parking meters or uses an attendant to collect fees for parking, Landlord will cause all charges imposed upon the Permitted Users of Tenant to be credited to Tenant or its Permitted Users. See Exhibit F - Agreement for Parking.

22.   Surrender and Notices:

      Upon the expiration or other termination of the term of this Lease, Tenant shall promptly quit the Premises and surrender the Premises to Landlord broom clean, in good order and condition, except for ordinary wear and tear and loss by fire or other casualty (unless caused, whether by action or inaction, by Tenant, its agents, servants, employees or invitees). Tenant shall remove all of its movable furniture and other effects and such alterations, additions and improvements as Landlord shall require Tenant to remove pursuant to Paragraph 8 hereof. In the event that Tenant fails to vacate the Premises in a timely manner as required, Tenant shall be responsible to Landlord for all costs incurred by Landlord as a result of such failure, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises.

23.   Acceptance of Premises by Tenant:

      Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that said Premises were in the condition agreed upon between Landlord and Tenant. Tenant also acknowledges that the Premises are leased by Tenant on an "AS-IS" basis.

24.   Subordination and Attornment:

      This Lease, at Landlord's option, shall be subordinate to any mortgage, deed of trust (now or hereafter placed upon the Building Complex), ground lease or declaration of covenants (hereafter placed upon the Building Complex) regarding maintenance and use of any areas contained in any portion of the Building Complex, and to any and all advances made under any mortgage or deed of trust and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees, with respect to any of the foregoing documents, that no documentation other than this Lease shall be required to evidence such subordination. If any holder of a mortgage or deed of trust shall elect for this Lease to be superior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, then this Lease shall automatically be deemed prior to such mortgage or deed of trust, whether this Lease is dated earlier or later than the date of said mortgage or deed of trust or the date of recording thereof. Tenant agrees to execute such documents as may be further required to evidence such subordination or to make this Lease prior to the lien of any mortgage or deed of trust, as the case may be, and by failing to do so within ten (10) days after written demand, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so. This power of attorney is coupled with an interest. Tenant hereby attorns to all successor owners of the Building, whether or not such ownership is acquired as a result of a sale through foreclosure of a deed of trust or mortgage, or otherwise. Notwithstanding the foregoing, Tenant shall only be obligated to subordinate its leasehold interest to any mortgage, deed of trust, ground lease or declaration of covenants now or hereafter placed upon the Building Complex if the holder of such mortgage or deed of trust or the landlord under such ground lease or the declarant under such declaration of covenants will grant to Tenant a non-disturbance agreement, using the form of document then being employed by such holder, landlord or declarant for such purposes, which will provide that Tenant, notwithstanding any default of Landlord hereunder, shall have the right to remain in possession of the Premises described herein in accordance with the terms and provisions of this Lease for so long as Tenant shall not be in default under this Lease.

25.   Payments After Termination:

      No payments of money Tenant to Landlord after the termination of this Lease, in any manner, or after giving of any notice of default (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice of the commencement of a suit or after any final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease, or may otherwise exercise any of its rights and remedies hereunder. The payment of such sums of money, whether as rent or otherwise, shall not waive said notice, or in any manner affect any suit theretofore commenced or judgment theretofore obtained.

26.   Authorities for Action and Notice:

      A. Except as herein otherwise provided, Landlord may act in any matter provided for herein by and through its Building Manager, or through any other person who may from time to time be designated by Landlord in writing.

      B. All notices or demands required or permitted to be given to Landlord hereunder shall be in writing, and shall be deemed duly served when deposited in the United States Mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Landlord at 5275 DTC Parkway, Greenwood Village, Colorado 80111, or at the most recent address of which Landlord has notified Tenant in writing. All notices or demands required to be given to Tenant hereunder shall be in writing, and shall be deemed duly served when deposited in the United States Mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Chartwell International, Inc., 5275 DTC Parkway, Greenwood Village, CO 80111. If Tenant fails to designate an address, such notice may be mailed to Tenant's Premises in the Building. Either party shall have the right to designate in writing, served as above provided, a different address to which notice is to be mailed. The foregoing shall in no event prohibit notice from being given as provided in Rule 4 of the Colorado Rules of Civil Procedure, as the same may be amended from time to time.

27.   Security Deposit:

      It is agreed that Tenant, concurrently with the execution of this Lease, has deposited with Landlord, and will keep on deposit at all times during the term hereof, the sum of Five Thousand One Hundred Dollars ($ 5,100.00) would be required, the receipt of which is hereby acknowledged, as security for the payment by Tenant of the rent herein agreed to be paid and for the faithful performance of all the terms, conditions and covenants of this Lease. If, at any time during the term hereof, Tenant shall be in default in the performance of any provision of this Lease, Landlord shall have the right to use said deposit, or so much thereof as is necessary, in payment of any rent in default as aforesaid, reimbursement of any expense incurred by Landlord, and in payment of any damages incurred by Landlord by reason of Tenant's default. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said deposit to its original amount. In the event said deposit has not been used as aforesaid, said deposit, or as much thereof as has not been used for such purposes, shall be refunded to Tenant, without interest, upon full performance of this Lease by Tenant. Landlord shall have the right to commingle said deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to any purchaser of Landlord's interest in the Premises in the event such interest is sold, and thereupon Landlord shall be discharged from further liability with respect to such deposit. If claims of Landlord exceed said deposit, Tenant shall remain liable for the balance of such claims.

28.   Landlord's Lien:

      Tenant hereby grants to Landlord a lien upon any and all furniture, fixtures, inventory, leasehold improvements, accounts receivable, and equipment belonging to the Tenant or used at, in or upon the Premises, whether acquired by the Tenant before or after execution of this Lease, to secure the due payment of all rent and other liabilities of the Tenant hereunder. Upon failure of the Tenant to pay any part of any rent due under this Lease, the Landlord may avail itself of all rights and remedies then available under the Uniform Commercial Code as enacted in the State in which the Premises are located. To accomplish the foregoing, Tenant (i) hereby appoints Landlord as its agent and attorney-in-fact to sign any Security Agreements and Financing Statements to be filed with the Secretary of State and appropriate County in order to perfect this security interest, and (ii) also agrees, if requested by Landlord, to execute a Security Agreement and Financing Statement.

      Upon written request by Tenant, Landlord agrees to subordinate its lien in the movable trade fixtures, furniture, inventory and equipment in the event Tenant is requested by any Lender to provide such collateral in connection with a loan or extension of credit to Tenant. All fixtures, walls carpeting, flooring, plumbing, electrical, heating and air conditioning equipment and fixtures, and other similar leasehold improvements installed by Tenant shall remain subject to the first lien of Landlord until the termination of Tenant's right to possession of the Premises, at which time they shall become the property of Landlord, at Landlord's option.

29.   Miscellaneous:

      A. The rules and regulations attached hereto and marked Exhibit "C", as well as such rules and regulations as may hereafter be adopted by Landlord for the safety, care and cleanliness of the Premises and the Building Complex and the preservation of good order therein, are hereby expressly made a part hereof; and Tenant agrees to obey all such rules and regulations. The violation of any of such rules and regulations by Tenant shall be deemed an event of default of this Lease by Tenant, affording Landlord all those remedies set out herein. Landlord shall not be responsible to Tenant for the failure of any other tenant or occupant of the Building to comply with any of said rules and regulations.

      B. The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Building at the time in question. In the event of any transfer or transfers of the title to the Building, the Landlord herein named (and in the case of any subsequent transfers or conveyances, the then-grantor) shall be automatically released, from and after the date of such transfer or conveyance, from all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that the grantee assumes the duty to perform Landlord's covenants and obligations hereunder, and provided that any funds in which Tenant has an interest in the hands of Landlord or the then-grantor at the time of such transfer shall be turned over to the grantee. Any amount then due and payable to Tenant by Landlord or the then-grantor under any provisions of this Lease shall be paid to Tenant at the time of any transfer or conveyance.

      C. The termination or mutual cancellation of this Lease shall not work a merger, and such termination or mutual cancellation shall, at the option of Landlord, either terminate all subleases and subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

      D. Tenant agrees that for the purposes of completing or making repairs or alterations in any portion of the Building, Landlord may use one or more of the street entrances, halls, passageways and elevators of the Building.

      E. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and not dependent. Tenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Landlord if Landlord fails to perform its obligations set forth herein; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and to any holder of a mortgage or deed of trust covering the Building Complex or any portion thereof, and an opportunity is granted to Landlord and such holder to correct such violation as provided in subparagraph J of this Paragraph.

      F. Landlord shall have the right upon thirty (30) days' written notice to Tenant to substitute other premises within the Building for the Premises, subject to the same terms and conditions as though such substitute premises were originally leased to Tenant at the time of the execution and delivery of this Lease; provided, however, that the substituted premises shall contain at least as much square footage as the originally leased Premises without any increase in the Base Rent and other charges then being paid. Landlord agrees to pay all reasonable moving expenses of Tenant, including the reasonable replacement of tenant improvements incidental to such substitution of premises.

      G. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby; and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a legal, valid and enforceable clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible.

      H. The captions of each Paragraph are added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

      I. Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assigns.

      J. In the event of any alleged default on the part of Landlord hereunder, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. Notice to Landlord of any such alleged default shall be ineffective unless Tenant shall send notice of such default by certified or registered mail, with proper postage prepaid, to each holder of a mortgage or deed of trust covering the Building Complex or any portion thereof of whose address Tenant has been notified in writing, and unless Tenant shall afford such holder a reasonable opportunity to cure any alleged default on Landlord's behalf. In no event will Landlord or any mortgagee be responsible for any consequential damages incurred by Tenant, including, but not limited to, lost profits or interruption of business, as a result of any alleged default by Landlord.

            If the Building is, at the execution hereof or at any time during the term hereof, subject to a mortgage or deed of trust, the Tenant agrees to give the holder thereof (the "Note Holder") written notice of each and every alleged default by the Landlord under the Lease and agrees not to exercise any of Tenant's remedies under the Lease unless the Note Holder fails to cure such default within ten (10) days after the time for cure thereof allotted to the Landlord under the forgoing subparagraph or within such longer period as may be reasonably necessary if such default cannot be cured within such ten (10) days. The Tenant understands that the Note Holder shall have the right but not the obligation or duty to cure any such default by the Landlord.

      K. If the Tenant under this Lease is more than one entity or person, the obligations imposed upon Tenant under this Lease shall be joint and several.

      L. No act or thing done by Landlord or Landlord's agent during the term hereof, including, but not limited to, any agreement to accept surrender of the Premises or to amend or modify this Lease, shall be deemed to be binding upon Landlord unless such act or thing shall be done by a general partner of Landlord or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord or Landlord's agent, employees or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement of statement on any check or any letter accompanying any check, or payment as rent, be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy available to Landlord.

      M. Landlord shall have the right to change the name of the Building, to construct other buildings or improvements in any plaza or other area designated by Landlord for use by tenants, or to change the location or character of, or make alterations of or additions to, any of said plazas or other areas.

      N. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except such as are expressed in this Lease, and that no amendment or modification of the Lease shall be valid or binding unless expressed in writing and executed by Landlord and Tenant in the same manner as the execution of this Lease.

      O. Liability. Tenant agrees that Tenant shall look solely to the estate of Landlord in the Building for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed or performed by Landlord, subject, however, to the prior rights of the holder of any mortgage covering the Building, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of the Tenant's claim, and Landlord shall not be liable for any such default or breach except to the extent of Landlord's estate in the Building.

      P.    Time is of the essence hereof.

      Q. Tenant and the parties executing this Lease on behalf of Tenant represent to Landlord that such parties are authorized to do so by requisite action of Tenant's board of directors, or partners, as the case may be, and agree, upon request, to deliver to Landlord a resolution or similar document to that effect.

      R. Landlord and Tenant understand that notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that, in any event, Landlord is entitled under the Bankruptcy Code to Adequate Assurance of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment,

            "Adequate Assurance" shall include at least the following:

        (1) In order to assure Landlord that the proposed assignee will have the resources with which to pay the rent called for herein, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date this Lease became effective, increased by seven percent (7%), compounded annually, for each year from the Lease Commencement Date through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

        (2) Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions, and covenants of this Lease.

      S. Any obligation of the Landlord hereunder which is delayed or not performed due to acts of God, strike, riot, war, weather, failure to obtain labor and materials at a reasonable cost, or any other reason beyond the control of the Landlord, shall not constitute a default hereunder and shall be performed within a reasonable time after the end of such cause for delay or nonperformance.

      T. Tenant shall not record this Lease or a memorandum hereof without the prior written consent of Landlord. In the event that Tenant violates this provision, this Lease shall be null, void, and of no further force and effect, except that Tenant shall be liable to Landlord, as liquidated damages, in the amount of the remaining rental to be paid hereunder.

      U. During the first month of each Lease Year, Tenant will provide an Annual Report to Landlord for Tenant's preceding fiscal year.

      V. This Lease may be executed in two or more duplicate originals. Each duplicate original shall be deemed to be an original hereof, and it shall not be necessary for a party hereto to produce more than one such original as evidence hereof.

      W. The Tenant does hereby specifically allow and permit the Landlord to execute an Assignment Agreement, including a General Assignment of Rents, and to assign this particular Lease.

      X. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all of Tenant's income, leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises. In the event that any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord as Additional Rent hereunder its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

      Y. During the term of the Lease, Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city governments and all departments thereof applicable to the presence, storage, use, maintenance and removal of toxic, hazardous or contaminated substances (collectively, "hazardous material") in, on or about the Premises, which presence, storage, use, maintenance or removal is caused or permitted by Tenant. In no event shall the aforesaid be construed to mean that Landlord has given or will give its consent to Tenant's storing, using, maintaining or removing hazardous materials in, on or about the Premises.

      Z. The submission of this document for examination and review does not constitute an option, an offer to lease space in the Building or an agreement to lease. This document shall have no binding effect on the parties unless and until executed by both Landlord and Tenant and will be effective only upon Landlord's execution of the same.

29.   Brokerage:

      Tenant represents and warrants to Landlord that it has dealt only with Frederick Realty Interests and Moore & Co.(the "Broker") in the negotiation of this Lease. Landlord shall make payment of the brokerage fee due to the Broker pursuant to and in accordance with a separate agreement with the Broker. Tenant hereby agrees to indemnify and hold Landlord harmless of and from any and all damages, losses, costs or expenses (including without limitation, all attorneys' fees and disbursements) by reason of any claim of or liability to any other broker or other person claiming through Tenant and arising out of or in connection with the negotiation, execution and delivery of this Lease. Additionally, Tenant acknowledges and agrees that Landlord shall have no obligation for payment of any brokerage fee or similar compensation to any person with whom Tenant has dealt or may in the future deal with respect to leasing of any additional or expansion space in the Building or renewals or extensions of this Lease.

30.   RENT SCHEDULE

      Rent Schedule subject to Paragraph 4 of this Lease.


================================================================================
                               BASE RENTAL                     TOTAL BASE
                               RATE/RSF/YR     MONTHLY          RENT FOR
PERIOD          DATES          FOR PERIOD      BASE RENT         PERIOD
--------------------------------------------------------------------------------
 1 Month      6/14/97 thru      $0.00 RSF       $ 0.00           $ 0.00
   and         7/31/1997
seventeen
   days
--------------------------------------------------------------------------------
1 Month        8/1/97 thru      $8.00 RSF       $2,720.00         $2,720.00
                8/31/97
--------------------------------------------------------------------------------
11 Months      9/1/97 thru        $14.00        $4,760.00        $52,360.00
                7/31/98
--------------------------------------------------------------------------------
12 Months      8/1/98 thru        $15.00        $5,100.00        $61,200.00
                7/31/99
--------------------------------------------------------------------------------
12 Months      8/1/99 thru        $15.50        $5,270.00        $63,240.00
               7/31/2000
================================================================================

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year below written.

LANDLORD:

Address: 5275 DTC Parkway                   5275 DTC, LLC,
         Greenwood Village, CO 80111        a Colorado limited liability company

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:     Manager
                                                  ------------------------------
                                            Date:
                                                 -------------------------------

TENANT:

Address: 5275 DTC Parkway                   Chartwell International, Inc.
        -------------------                 -----------------------------
Greenwood Village, CO 80111                 A Nevada Corporation
---------------------------                 --------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                            Date:
                                                 -------------------------------

                           ACKNOWLEDGEMENT OF TENANT

State of                                )
                                        )ss.
County of                               )

The foregoing Office Building Lease was acknowledged before me this _____ day of _____________,1996, by_________________________________________________________
_______________________________________________________________________________
__________________________________, as Tenant.


WITNESS my hand and official seal.

My Commission expires:
                       ---------------------------


---------------------------------------
                                        Notary Public

                           ACKNOWLEDGEMENT OF LANDLORD

State of                                )
                                        )ss.
County of                               )

The foregoing Office Building Lease was acknowledged before me this _____ day of ______________, 19__ , by_________________________ as Manager of 5275 DTC,
LLC, a Colorado limited liability company, as Landlord.

WITNESS my hand and official seal.

My Commission expires:
                       ----------------------------

---------------------------------------
Notary Public

                                   EXHIBIT "A"

                                PLAN OF PREMISES

                                5275 DTC PARKWAY


                                   [FLOOR PLAN]

                                  EXHIBIT "B"

                                LEGAL DESCRIPTION

Covering the Land in the State of Colorado and County of Arapahoe Described as:

A Part of Lot 1, A resubdivision of Block 1, Denver Technological Center, located in the Northeast one-quarter section 16, Township 5 South, range 67 West of the Sixth Principal Meridian, more particularly described as follows:

Commencing at the Northwest corner of said Lot 1, Thence N 89 degrees 58 minutes 54 seconds along said north line of said Lot 1 a distance of 3.00 feet to the point of beginning on the east right-of-way line of South Syracuse Street; thence continuing north 89 degrees 58 minutes 54 seconds east along said north line a distance of 410.16 feet to the northwest corner of the parcel of land described in Book 2643 at Page 27, Arapahoe County Records; thence south 00 degrees 11 minutes 53 seconds east along the west line of said parcel of land a distance of 277.86 feet to the southwest corner of said parcel on the northerly right-of-way line of East Prentice Avenue; thence along said northerly right-of-way line east of Prentice Avenue and said east right-of-way of South Syracuse Street the following (3) courses:

1. North 72 degrees 47 minutes 12 seconds west a distance of 347.93 feet to the point of curve;

2. Along the arc of said curve to the right, having a central angle of 73 degrees 18 minutes 20 seconds and a radius of 112.79 feet, a distance of 144.31 feet to the point of tangent

3. North 00 degrees 31 minutes 08 seconds east along said tangent line a distance of 66.01 feet to the point of beginning, County of Arapahoe, State of Colorado.

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

      Landlord and Tenant agree that the following Rules and Regulations shall be and hereby are made a part of this Lease, and Tenant agrees that Tenant's employees and agents, or any others permitted by Tenant to occupy or enter the Premises, will at all times abide by said Rules and Regulations:

      1. The sidewalks entries, passages, corridors, stairways, and elevators of the Building shall not be obstructed by Tenant, or Tenant's agents or employees, or used for any purpose other than ingress to and egress from the Premises.

      2. Furniture, equipment or supplies will be moved in or out of the Building only upon the elevator designated by Landlord and then only during such hours and in such manner as may be prescribed by Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant. Tenant shall cause its movers to use only the loading facilities and elevator designated by Landlord. In the event Tenant's movers damage the elevator or any part of the Building, Tenant shall forthwith pay to Landlord the amount required to repair said damage.

      3. No safe or articles, the weight of which may in the opinion of Landlord constitute a hazard or damage to the Building or Building's equipment, shall be moved into the Premises.

      4. Safes and other equipment, the weight of which is not excessive, shall be moved into, from and about the Building only during such hours and in such manner as shall be prescribed by Landlord; and Landlord shall have the right to designate the location of such articles in the Premises.

      5. During the entire term of this Lease, Tenant shall at Tenant's expense install and maintain under each and every caster chair a chair pad to protect the carpeting.

      6. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall be first designated by Landlord; but there shall be no obligation or duty on the part of Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A Directory in a conspicuous place, with the name(s) of Tenant(s), not to exceed one name per 500 square feet of space contained in the Premises, will be provided by Landlord; any necessary revision to this Directory will be made by Landlord at Tenant's expense, within a reasonable time after notice from Tenant of the change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor, without the prior written consent of Landlord. Landlord shall have the right to remove all nonpermitted signs and furniture, without notice to Tenant, and at the expense of Tenant.

      7. Tenant shall not do or permit anything to be done in the Premises or bring or keep anything therein which would in any way increase the rate of property insurance on the Building or on property kept therein, constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fire or with any regulations of the fire department or with any insurance policy upon the Building or any part thereof or conflict with any of the rules or ordinances of the Department of Health of the City and County where the Building is located.

      8. Tenant shall not employ any person or persons other than the janitor or cleaning contractor of Landlord for the purpose of cleaning or taking care of the Premises, without the prior written consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises, however occurring, or for any damage done to Tenant's furniture or equipment by the janitor or any of the janitor's staff, or by any other person or persons whomsoever. The janitor of the Building may at all times keep a pass key, and other agents of Landlord shall at all times be allowed admittance to the Premises.

      9. Water closets and other water fixtures shall not be used for any purpose other than that for which they are intended; and any damage resulting to the same from misuse on the part of Tenant or Tenant's agents or employees shall be paid for by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

      10. Except for seeing eye dogs for the blind and hearing ear dogs for the deaf, no animals shall be allowed in the offices, halls, corridors and elevators of the Building. No persons shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by the making of loud or improper noises.

      11. Except for wheelchairs, no vehicles, including bicycles, shall be permitted in the offices, hail, corridors, and elevators in the Building, nor shall any vehicles be permitted to obstruct the sidewalks or entrances of the Building.

      12. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant or Tenant's agents or employees out of the windows or doors, or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. Tenant, except in case of fire or other emergency, shall not open any outside window.

      13. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Premises and the toilet rooms, if locked by Landlord, will be furnished by Landlord; and neither Tenant nor Tenant's agents or employees shall have any duplicate keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices toilet rooms or vaults.

      14. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and linings at all windows and hallways.

      15.   No awnings shall be placed over any window.

      16. If any Tenant desires telegraphic, telephonic or other electric connections, Landlord or Landlord's agents will direct the electricians as to where and how the wire may be introduced; and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

      17. Tenant shall not install or operate any steam or gas engine or boiler in the Premises. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building Complex.

      18. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof.

      19. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building; and any defacement, damage or injury caused by Tenant or Tenant's agents or employees shall be paid for by

            Tenant.

      20. Landlord shall, with reasonable prior notice, at all times have the right, by and through Landlord's officers or agents, to enter the Premises and show the same to persons wishing to lease them, and may, at any time within sixty (60) days preceding the termination of Tenant's Lease Term, place upon the doors and windows of the Premises the notice "For Rent," which notice shall not be removed by Tenant.

      21. Use of the parking areas of the Building Complex shall be subject to the following rules:

            A. Drivers shall use due care not to injure pedestrians, other vehicles, or the fixtures and improvements within the parking areas.

            B. Vehicles shall be parked only in marked parking spaces, and not in ramps, corridors, fire lanes, entrances, exits or other areas posted for no parking.

            C. From time to time Landlord may promulgate such other reasonable and nondiscriminatory rules and regulations as Landlord deems necessary or useful, and Tenant and its Permitted Users shall be bound thereby.

      22. Tenant and its employees shall use ordinary care to safeguard their belongings by locking the Premises when not in use and during times other than Ordinary Business Hours, by locking their automobiles, and by taking reasonable precautions with respect to items such as handbags, wallets and other valuables.

      23. Tenant agrees that Landlord may reasonably amend, modify, delete or add new and additional rules and regulations for the use and care of the Premises, the Building and the Building Complex. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord. In the event of any breach of any rules and regulations herein set forth, or any reasonable amendments, modifications or additions thereto, Landlord shall have all remedies set forth in this Lease in the event of default by Tenant.

                             Exhibit D - Work Letter

                                   WORK LETTER

      This EXHIBIT D is dated JUNE 7, 1997 between 5275 DTC, LLC, A COLORADO LIMITED LIABILITY COMPANY ("Landlord") and CHARTWELL INTERNATIONAL, INC., A NEVADA CORPORATION ("Tenant").

      1. This EXHIBIT D is attached to and forms a part of that certain office lease dated JUNE 7, 1997, (the "Office Lease") pursuant to which Landlord has leased to Tenant office space in the building located at 5275 DTC PARKWAY, GREENWOOD VILLAGE, COLORADO 80111 (the "Building").

      2. Tenant agrees to accept the Premises in their "as is" condition other than Landlord's Work as set forth in this EXHIBIT D and Landlord shall have no other obligation for completion of the Premises.

      3. Landlord's Work shall consist solely of the minor modification, repair and maintenance items as enumerated below:

      "AS IS; WHERE IS"

      4. By taking possession of the Premises Tenant will be deemed to have accepted the Premises in their condition on the date of delivery of possession and to have acknowledged that Landlord had performed all of Landlord's Work as required by this EXHIBIT D and that there are no items needing additional work or repair. The punch list will not include any damage to Premises caused by Tenant's move-in or early access if permitted. Damage caused by Tenant will be repaired or corrected by Landlord at Tenant's expense. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any tenant improvements to the Premises except as expressly provided in this Lease and this EXHIBIT D. If Tenant fails to submit a punch list to Landlord prior to occupancy, it will be deemed that there are no items needing additional work or repair.

      This EXHIBIT D is executed by Landlord and Tenant below:

LANDLORD:                                 TENANT:

5275 DTC, LLC,                            CHARTWELL INTERNATIONAL, INC.
A COLORADO LIMITED LIABILITY COMPANY      A NEVADA CORPORATION

By:                                       By:
   ---------------------------               -------------------------------
Name:                                     Name: Janice A. Jones
     -------------------------                 -----------------------------
Title:                                    Title: CHAIRMAN OF THE BOARD
      ------------------------                  ----------------------------
Date:                                     Date:
     -------------------------                 -----------------------------

                       Exhibit E - Agreement for Signage

                              AGREEMENT FOR SIGNAGE

            THIS AGREEMENT FOR SIGNAGE is dated this 7TH day of JUNE, 1997 between 5275 DTC, LLC, A COLORADO LIMITED LIABILITY COMPANY, (the "Landlord") and CHARTWELL INTERNATIONAL, INC., A NEVADA CORPORATION (the "Tenant").

                            W I T N E S S E T H :

            A. By Office Lease dated JUNE 7, 1997, Landlord leased to Tenant certain space located at 5275 DTC PARKWAY, GREENWOOD VILLAGE, COLORADO 80111.

            B. Landlord is willing to provide signage to Tenant AT TENANT'S EXPENSE pursuant to the terms and conditions contained herein.

            NOW, THEREFORE, the parties agree as follows:

            1. One (1) door sign, bearing the name of the tenant company and suite number, to be located on the front door made out of vinyl letters, will be provided at TENANT'S expense.

            2. One (1) building-typical identification sign will be displayed on the wall located on DTC Parkway. The building-typical identification will be provided by the Landlord at the TENANT'S expense.

            3. Default. Tenant shall be in default under this Agreement upon the occurrence of any of the following events:

                  3.1 Tenant is in default for any reason pursuant to the terms and conditions of the Office Lease.

      4. Remedies. Upon the occurrence of an event of default, Landlord shall be entitled to declare this Agreement terminated, to terminate the rights of Tenant to utilize the signage, and seek whatever damages Landlord may deem reasonable and proper including, without limitation, its fees and expenses (including attorneys' fees) incurred in pursuing such action.

      IN WITNESS WHEREOF, the Landlord and Tenant have executed this statement on the date above written.

LANDLORD:                             TENANT:
5275 DTC, LLC

By:                                   By:
   --------------------------            -------------------------------
Name:                                 Name:
     ------------------------              -----------------------------
Title:                                Title:
      -----------------------               ----------------------------
Date:                                 Date:
     ------------------------              -----------------------------

                        Exhibit F - Agreement for Parking

                             AGREEMENT FOR PARKING

            This AGREEMENT FOR PARKING is dated this 7TH day of JUNE, 1997 between 5275 DTC, LLC, A COLORADO LIMITED LIABILITY COMPANY, ("Landlord") and CHARTWELL INTERNATIONAL, INC., A NEVADA CORPORATION ("Tenant").

                               W I T N E S S E T H

      A. By Office Lease dated JUNE 7, 1997, Landlord leased to Tenant certain office building space located at 5275 DTC PARKWAY, GREENWOOD VILLAGE, COLORADO 80111 (the "Building").

      B. Appurtenant to the Building are uncovered parking spaces. Tenant desires to lease from Landlord parking spaces in said area.

      C. Landlord is willing to let certain parking spaces to Tenant pursuant to the terms and conditions contained herein.

      NOW, THEREFORE, the parties agree as follows:

      1.    Lease of Parking Spaces. Landlord hereby leases to Tenant SIXTEEN
(16) parking spaces located in the improvements adjacent to the Building. Said Lease shall be for a period concurrent with the term of the Office Lease and rental shall be as follows:


========================================================================================
                                  NO. OF          RATE/STALL/                TOTAL FOR
   PERIOD        DATES        STALLS/LOCATION       MONTH       MONTHLY       PERIOD
----------------------------------------------------------------------------------------
 37 Months    6/14/97 thru     Sixteen (16)         $0.00       $0.00         $0.00
   and         7/31/2000
seventeen
   days
========================================================================================


      Said amount shall be payable on or before the first day of each month of this Lease, without setoff, deduction or other claim.

      2. Nonexclusive. This Lease creates a license to utilize the parking spaces above- referenced. It is not a Lease of specific parking spaces and no parking spaces shall be reserved for the use of the Tenant.

      3. Operation of Parking Spaces. Tenant agrees to comply with all rules and regulations imposed by Landlord for the operation, utilization and maintenance of the parking spaces. Tenant shall not undertake any activity which will increase Landlord's insurance or create a disturbance or waste to the parking spaces. Landlord shall have the right, at any time and from time to time by written notice to Tenant, to designate specific parking spaces for use by Tenant, its agents, employees and invitees, in which case Tenant shall use, and shall require its agents, employees and invitees to use only such spaces.

      4. Default. Tenant shall be in default under this Agreement upon the occurrence of any of the following events:

            4.1   Failure to pay the rental described herein when due.

            4.2 Tenant is in default for any reason pursuant to the terms and conditions of the Office Lease.

      5. Remedies. Upon the occurrence of an event of default, Landlord shall be entitled to declare this Agreement terminated, to terminate the rights of Tenant to utilize the parking spaces, and seek whatever damages Landlord may deem reasonable and proper including, without limitation, its fees and expenses (including attorneys' fees) incurred in pursuing such action.

      IN WITNESS WHEREOF, the Landlord and Tenant have executed this statement on the date above written.

LANDLORD:                             TENANT:

5275 DTC, LLC,                      CHARTWELL INTERNATIONAL, INC.,
A COLORADO LIMITED LIABILITY        A NEVADA CORPORATION
COMPANY

By:                                 By:
   -------------------------           -----------------------------
Name:                               Name:
     -----------------------             ---------------------------
Title:                              Title:
      ----------------------              --------------------------
Date:                               Date:
     -----------------------             ---------------------------

                              Exhibit G - Guarantee

                               GUARANTEE OF LEASE

      THIS GUARANTEE is made between JANICE A. JONES, AS AN INDIVIDUAL (the "Guarantor"), and 5275 DTC , LLC, , A COLORADO LIMITED LIABILITY COMPANY (the "Landlord"), and CHARTWELL INTERNATIONAL, INC., a NEVADA corporation (the "Tenant") who represent and agree as follows:

      1. Tenant has executed a lease (the "Lease"), dated the ____ day of June, for property located at 5275 DTC PARKWAY, GREENWOOD VILLAGE, COLORADO 80111, and more particularly described in the Lease.

      2. This Guarantee is given by the Guarantor to induce the Landlord to enter into the Lease with the Tenant, and the parties understand that the Landlord would not enter into the Lease without this Guarantee. It is expressly understood that if this Guarantee is signed after the execution of the Lease, the Landlord would not have entered into the Lease without the prior commitment by the Guarantor to execute this Guarantee. Guarantor hereby acknowledges and confirms that this Guarantee is supported by adequate consideration.

      3. Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees to the Landlord the full, faithful, prompt and complete performance by Tenant of each and every obligation, condition and provision to be performed by the Tenant, and any assignee of Tenant, under the Lease.

      4. This Guarantee shall be binding upon the Guarantor for all option periods and/or assignments, renewals or extensions of the Lease, and shall include any and all modifications of the Lease or amendments thereto at any time made by the Tenant and Landlord. Landlord and Tenant shall have no obligation to obtain Guarantor's approval prior to executing or making any renewals, extensions, modifications or other amendments to the Lease, and the failure by Landlord and Tenant to obtain such approval shall not in any way affect or diminish the validity and enforceability of this Guarantee.

      5. Guarantor further agrees to indemnify, save and hold harmless Landlord from any and all loss, damage, liability, costs and expense in any way resulting from or arising out of the failure of the Tenant to perform fully, faithfully and completely any one or more of the duties, liabilities and/or obligations under the Lease, or as the same may be modified, amended, renewed and/or extended. In the event of a default by Tenant, Landlord may commence any action or proceeding against the Guarantor, or may otherwise exercise any remedy available at law or in equity to enforce the provisions of this Guarantee. Landlord may maintain successive actions for successive defaults. Landlord's rights hereunder shall not be exhausted by Landlord's exercise of any of its rights or remedies or by any such action or by any number of successive actions, until and unless all obligations hereby guaranteed have been paid and fully performed.

      6. No waiver or delay by the Landlord of the enforcement of any of its rights and/or remedies under the Lease shall affect the obligations of Guarantor under this Guarantee.

      7. The obligation of the Guarantor hereunder is joint and several with the Tenant. Landlord may proceed to enforce this obligation of Guarantor against Guarantor and Tenant, or either of them, without first proceeding against the other. The right of Landlord to enforce the obligations of Guarantor shall not be postponed, delayed or otherwise prejudiced by the commencement of proceedings (whether voluntary or involuntary) to have the Tenant named as a debtor under the Federal Bankruptcy Code, or under any similar state or federal law. If Tenant becomes insolvent or is adjudicated a bankrupt or files a petition for reorganization, arrangement or similar relief under any present or future provisions of the Federal Bankruptcy Code, or similar state or federal law, or if such a petition filed by creditors of Tenant shall be approved by a court, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law, or if a receiver of all or any part of Tenant's property is appointed by any state or federal court:

      7.1 If the Lease is terminated or rejected, or the obligations of Tenant thereunder are modified, Landlord shall have the right to recover from the undersigned that which Landlord would be entitled to recover from Tenant under the Lease in the event of a default under the Lease by the Tenant; and

      7.2 If any obligation under the Lease is performed by Tenant, and all or any part of such performance is avoided or recovered from Landlord as a preference, fraudulent transfer or otherwise, in any bankruptcy, insolvency, liquidation, reorganization or other proceeding involving Tenant, the liability of Guarantor under this Guarantee shall remain in full force and effect for any part of the performance which is so avoided or recovered.

      8. Tenant agrees to notify Guarantor of any defaults, or declared defaults, under the Lease, and Landlord may, but shall have no obligation to provide notice of any such defaults to Guarantor. Any notice or notices given by Landlord to Guarantor shall be deemed to be for convenience only, and shall not release Tenant of its obligation to give notice of any defaults or declared defaults to Guarantor. The failure of Landlord to give notice of any such defaults shall in no way prejudice Landlord's right to enforce this Guarantee; but Landlord may not enforce this Guarantee until and unless Landlord has complied with any requirements (contained in the Lease) for notice to Tenant of any such default.

      9. This Guarantee shall be binding upon the parties hereto, their heirs, successors, representatives and assigns.

      10. If any portion of this Guarantee is deemed to be unenforceable by a court of competent jurisdiction, this Guarantee shall be deemed to be modified only to the extent necessary to comply with applicable law.

      11. Guarantor specifically understands and agrees that if Landlord enforces any of its rights hereunder as a result of any default under the Lease, Guarantor shall be liable to pay all attorneys' fees and costs incurred by Landlord as a result of the default.

      12. If there is more than one Guarantor or more than one Tenant or Landlord, the singular shall also be deemed to mean the plural. If there is more than one Guarantor, the obligations of the Guarantors shall be joint and several. The release of any one or more Tenant(s) and/or Guarantor(s) shall not reduce the obligation of the remaining Tenant(s) and Guarantor(s) for all amounts due or to become due under the Lease.

      13. This Agreement shall be construed according to the laws of the State where the Premises are located.

      14. If Landlord has any interest in any collateral to secure all or any portion of Tenant's obligation under the Lease, or to secure any other obligations of Tenant to Landlord, such interest shall be deemed to be held for the benefit of Landlord only and shall not inure at any time to or for the benefit of Guarantor. Landlord shall have no obligation to record, maintain or otherwise enforce any such security interest, and Landlord's failure to do so shall neither diminish the enforceability of this Guarantee nor create any claim or right of Guarantor against Landlord.

      15. Nothing in this shall be deemed to grant or allow to Guarantor any right of possession of the Premises, whether before or after any payment by Guarantor under the Lease.

      16. Guarantor acknowledges that Landlord is specifically relying on Guarantor's financial statements dated N/A, delivered to Landlord by Guarantor, in accepting this Guarantee and entering into the Lease.

      17. The liability of the Guarantor hereunder shall in no way be affected by, and Guarantor expressly waives any defenses that may arise by reason of, (a) the release or discharge of the Tenant in any creditors' workout, receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of the Tenant's liability under the Lease which results from the operation of any present or future provision of the federal Bankruptcy Code or other Statute, or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceeding; (d) the modification, assignment, or transfer of the Lease by Tenant; (e) any disability or other defense of the Tenant; or (f) the cessation from any cause whatsoever of the liability of the Tenant, other than full compliance therewith by the Tenant.

      18. No payment by Guarantor shall entitle Guarantor under any obligations owed by Tenant to Guarantor, by subrogation or otherwise, to any payment by Tenant under or out of the property of the Tenant, including but not limited to, the revenues derived from Premises, except after payment in full to Landlord of all amounts due and payable by Tenant to Landlord pursuant to the Lease. Guarantor hereby assigns to Landlord all of Guarantor's rights to any payments or distributions to which Guarantor may be entitled from Tenant out of any bankruptcy or similar state or federal proceeding in which filing of claims is required, and Guarantor hereby directs all applicable persons to make such distributions to Landlord, and not to Guarantor, until such time as all amounts due under the Lease to Landlord have been fully paid.

      19. This Guarantee shall be enforced in accordance with the laws of the State of Colorado, and the parties agree that venue of any disputes hereunder shall be in ARAPAHOE COUNTY, COLORADO.

      IN WITNESS WHEREOF, the parties have signed this Guarantee on the dates indicated below.

      LANDLORD:                                 TENANT:
      5275 DTC , LLC,                           CHARTWELL INTERNATIONAL, INC.
      A COLORADO LIMITED LIABILITY COMPANY      A NEVADA CORPORATION

     By:                                        By:
        -----------------------------              -----------------------------
     Name:                                      Name:
          ---------------------------                ---------------------------
     Title:                                     Title:
           --------------------------                 --------------------------
     Date:                                      Date:
          ---------------------------                ---------------------------

GUARANTOR:        JANICE A. JONES

                                            By:
                                               ------------------------
                                            Title:
                                                  ---------------------
                                            Date:
                                                 ----------------------
                                            Address:
                                                    ----------------------------

                                                    ----------------------------
                                           (S.S.#)
                                                  ---------------------

STATE OF COLORADO    )
                 ) SS.
COUNTY OF DENVER     )

                                           Sworn to before me this   day of

                                           ,199 , by

                                           Witness my hand and official seal.

                                           My commission expires





                                           Notary Public

STATE OF COLORADO    )
                 ) SS.
COUNTY OF DENVER     )

                                           Sworn to before me this   day of

                                           ,199 , by

                                           Witness my hand and official seal.

                                           My commission expires


                                           Notary Public

                         Exhibit H - Commencement Letter

              COMMENCEMENT OF LEASE TERM AND ESTOPPEL CERTIFICATE

 THIS COMMENCEMENT OF LEASE TERM AND ESTOPPEL CERTIFICATE, dated this 7th day of June, 1997, by and between 5275 DTC, LLC, a COLORADO LIMITED LIABILITY COMPANY, (the "Landlord"), whose address is 5275 DTC PARKWAY, GREENWOOD VILLAGE, COLORADO 80111 AND CHARTWELL INTERNATIONAL, INC., A NEVADA CORPORATION, (the "Tenant"), whose address is 5275 DTC PARKWAY, GREENWOOD VILLAGE, COLORADO 80111.

                              W I T N E S S E T H

 WHEREAS, the Landlord and Tenant, entered into an Office Lease dated June 7, 1997, ("the Lease") which Lease demised the premises located at 5275 DTC PARKWAY, GREENWOOD VILLAGE, COLORADO 80111, described in EXHIBIT A to the Lease.

 WHEREAS, the parties desire to reaffirm and/or amend and certify to certain provisions of the Lease; and

 WHEREAS, the parties desire that the matters set forth herein be conclusive and binding on the parties.

 NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

 1. The Lease Commencement Date is deemed and agreed to be ______________, 199__, and the Lease Termination Date is agreed and deemed to be ______________, 199__, unless sooner terminated, as provided therein.

 2. Tenant's first installment of Base Rent in the amount of _______________________________ Dollars ($________) for the period of
________________________________ (is due on) (was paid on) _________,199___.

 3. Tenant's first installment of Tenant's Pro Rata Share of Operating Expenses in an amount to be determined is due on ______________________, 199__.

 4. By execution hereof, Tenant acknowledges and agrees that all improvements or other work required of Landlord has been satisfactorily performed and Tenant hereby accepts the Premises in full compliance with the terms and conditions of the Lease.

 5. Except as may be amended herein, all terms and conditions of the Lease shall continue in full force and effect and are hereby republished and reaffirmed in their entirety.

 6. This Certificate shall be binding upon and may be relied upon by the parties hereto and their respective legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the Landlord and Tenant have executed this statement on the date below written.

LANDLORD:                             TENANT:
5275 DTC, LLC                          CHARTWELL INTERNATIONAL, INC.
A COLORADO LIMITED LIABILITY COMPANY    A NEVADA CORPORATION

By:                                   By:
   --------------------------            -------------------------
Name:                                 Name:
     ------------------------              -----------------------
Title:                                Title:
      -----------------------               ----------------------
Date:                                 Date:
     ------------------------              -----------------------